UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2015

Bionik Laboratories Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54717	27-1340346
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

483 Bay Street, N105 Toronto, ON	M5G 2C9
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (416) 640-7887

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 27, 2015, Bionik Laboratories Corp., a Delaware corporation (the “Registrant”), sold to accredited investors in a fifth closing, 1,418,750 units (the “Units”) for gross proceeds of $1,135,000 at a purchase price of $0.80 per Unit (the “Purchase Price”) in a private placement offering (the “Offering”). Each Unit consists of one share of common stock, par value $0.001 per share (the “Common Stock”) and a four-year warrant (the “Warrant”) to purchase one share of Common Stock at an initial exercise price of $1.40 per share (the “Warrant Shares”). The Common Stock and Warrants were sold to each subscriber of the Offering pursuant to a Subscription Agreement (the “Subscription Agreement”). After payment of placement agent fees and expenses but before the payment of other offering expenses such as legal and accounting expenses, the Registrant received net proceeds of $987,400.

Pursuant to the terms of a Registration Rights Agreement included as part of the Subscription Agreements, the Registrant has agreed to file a registration statement on Form S-1 (or any other applicable form exclusively for the Offering) registering for resale under the Securities Act of 1933, as amended (the “Securities Act”), all of the shares of Common Stock sold in the Offering and Warrant Shares underlying the Warrants.

The above-referenced closings of the Offering relate to the Registrant’s previously disclosed offering of a minimum offering amount of $6,000,000 and up to a maximum offering amount of $12,800,000 (subject to an overallotment option), of which the Registrant had a first closing on February 26, 2015 for gross proceeds of $6,188,600. To date, the Registrant has raised in the Offering aggregate gross proceeds of $11,498,600.

The investors in participating in the Offering met the accredited investor definition of Rule 501 of the Securities Act. The offer and sale of the Units in the Offering were made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act. The Offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing description of the Offering and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of Subscription Agreement and the form of Warrant, which have been previously filed as exhibits to the Registrant’s Form 8-K dated February 26, 2015, and which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Reference is made to the disclosures set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 8.01	Other Events

On May 25, 2015, the Board of Directors of the Company authorized an extension to the termination date of the Offering to June 30, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 27, 2015

BIONIK LABORATORIES CORP.

By:	/s/ Peter Bloch
Name:	Peter Bloch
Title:	Chief Executive Officer

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